UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

PACWEST BANCORP
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:

Your Vote Counts! PACWEST BANCORP 130 S. STATE COLLEGE BLVD. BREA, CA 92821 PACWEST BANCORP 2021 Annual Meeting Vote by May 10, 2021 11:59 PM ET. For shares held in a Plan, vote by May 6, 2021 11:59 PM ET. You invested in PACWEST BANCORP and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 11, 2021. Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the materials by requesting prior to April 27, 2021. If you would like to request a copy of the materials for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* May 11, 2021 1:00 PM, PDT Virtually at: www.virtualshareholdermeeting.com/PACW2021 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1 For complete information and to vote, visit www.ProxyVote.com Control # D36726-P52920

Vote at www.ProxyVote.com

# THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

| Voting Items | Board Recommends |
|---|---|
| 1. **Election of Directors.**<br>To elect 11 director nominees to the Board of Directors to service for a one-year term.<br>1a. Tanya M. Acker | For |
| 1b. Paul R. Burke | For |
| 1c. Craig A. Carlson | For |
| 1d. John M. Eggemeyer, III | For |
| 1e. C. William Hosler | For |
| 1f. Susan E. Lester | For |
| 1g. Roger H. Molvar | For |
| 1h. Daniel B. Platt | For |
| 1i. Robert A. Stine | For |
| 1j. Paul W. Taylor | For |
| 1k. Matthew P. Wagner | For |
| 2. **Advisory Vote on Executive Compensation.** To approve, on an advisory basis (non-binding), the compensation of the Company's named executive officers. | For |
| 3. **Approval of the Amended and Restated PacWest Bancorp 2017 Stock Incentive Plan.** To approve the Amended and Restated PacWest Bancorp 2017 Stock Incentive Plan. | For |
| 4. **Ratification of the Appointment of Independent Auditors.** To ratify the appointment of KPMG LLP as the Company's independent auditors for the fiscal year ending December 31, 2021. | For |
| 5. **Other Business.** To consider and act upon such other business and matters or proposals as may properly come before the annual meeting or any adjournments or postponements thereof. | |

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Sign up for E-delivery".

D36727-P52920